SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2026

(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification Number)
VT		001-15985	03-0283552

(Address of principal executive offices)			(Zip Code)
20 Lower Main St., P.O. Box 667			05661-0667
Morrisville	,	VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Common Stock, $2.00 par value	UNB	Nasdaq Stock Market
(Title of class)	(Trading Symbol)	(Exchanges registered on)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.
On October 21, 2026, Union Bankshares, Inc. issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1, announcing net income and net income per share for the third quarter and nine months ended September 30, 2026, as well as the declaration of a regular quarterly cash dividend.

Item 8.01. Other Events
(a)Declaration of Regular Quarterly Cash Dividend
On October 21, 2026 the Board of Directors of Union Bankshares, Inc. declared a quarterly cash dividend of $0.36 per share. The dividend is payable on November 5, 2026 to shareholders of record as of October 31, 2026.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

The following Exhibit, referred to in Item 2.02 of the Report is furnished, not filed; herewith:

Exhibit 99.1    Union Bankshares, Inc. Press Release dated October 21, 2026, announcing a regular quarterly dividend and third quarter and nine months ended September 30, 2026 net income and net income per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

October 21, 2026	/s/ Jeffrey F. Weidley
Jeffrey F. Weidley
Chief Executive Officer

October 21, 2026	/s/ Carrie R. Locklin
Carrie R. Locklin
Chief Financial Officer

EXHIBIT INDEX

99.1	Union Bankshares, Inc. Press Release dated October 21, 2026, announcing a regular quarterly dividend and third quarter and nine months ended September 30, 2026 net income and net income per share.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)